EXHIBIT 10.25
FIRST AMENDMENT TO
CREDIT AGREEMENT
          This Amendment is agreed to as of October 3, 2008, by and among First Interstate BancSystem, Inc., a Montana corporation (the “Borrower”), Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”), and the other financial institutions party to the Credit Agreement described below (in such capacity, the “Lenders”).
          The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated January 10, 2008 (together with all amendments, modifications and restatements thereof, the “Credit Agreement”).
          The parties wish to (i) reduce the revolving line of credit under the Credit Agreement, (ii) modify certain financial covenants, and (iii) waive certain defaults under the Credit Agreement.
          ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:
          1. Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.
          2. Amendments. The Credit Agreement is hereby amended as follows:
     (a) The definition of “Aggregate Revolving Commitment Amount” is hereby amended in its entirety to read as follows:
     “Aggregate Revolving Commitment Amount” means $15,000,000, constituting the sum of the Revolving Commitments of all Lenders, subject to adjustment in accordance with Section 2.12.
     (b) Section 5.12 of the Credit Agreement is hereby amended in its entirety to read as follows:
     Section 5.12 Allowance for Loan and Lease Losses.
The Borrower will maintain its allowance for loan and lease losses, determined for the Borrower and its Subsidiaries on a consolidated basis, at all times on or after September 30, 2008 in an amount not less than the Specified Percentage of Non-Performing Loans. As used in this Section 5.12, “Specified Percentage” means, with respect to any date of determination, the percentage set forth below opposite the period in which such date of determination occurs:

Specified
Period	Percentage
September 30, 2008 through March 30, 2009	75%
March 31, 2009 through June 29, 2009	80%
June 30, 2009 through September 29, 2009	85%
September 30, 2009 through December 30, 2009	90%
December 31, 2009 and thereafter	100%
     (c) Section 5.14 of the Credit Agreement is hereby amended in its entirety to read as follows:
     Section 5.14 Maximum Non-Performing Assets.
The Borrower will maintain its ratio of Non-Performing Assets to Primary Equity Capital, expressed as a percentage and determined with respect to the Borrower and its Subsidiaries on a consolidated basis as of the end of each calendar quarter, commencing September 30, 2008, at not less than the applicable percentage set forth below opposite the period in which such quarter-end occurs:

Period	Percentage
September 30, 2008 through June 29, 2009	17.5%
June 30, 2009 and thereafter	15.0%
     (d) Exhibit A to the Credit Agreement is hereby deleted, and Exhibit A to this Amendment is substituted therefor.
     (e) Exhibit B to the Credit Agreement is hereby deleted, and Exhibit B to this Amendment is substituted therefor.
          3. Waiver of June 30, 2008 Financial Covenant Defaults. As used in this Section 3, “Specified Defaults” means the defaults described below, and any Event of Default arising under Section 7.1(c) or 7.1(d) of the Credit Agreement on account of any such breach:
(x)	Sections 5.12 and 5.14 of the Credit Agreement (prior to the amendment set forth above) required that the Borrower maintain its allowance for loan and lease losses at not less than 100% of Non-Performing Loans, and that the Borrower maintain its Non-Performing Assets at an amount not more than 15% of Primary Equity Capital. In fact, the Borrower was in default of each of those Sections as of June 30, 2008.

(y)	The Borrower has made certain Restricted Payments that, solely because of the Event of Default described in paragraph (x) above, constitute a breach of Section 6.4 of the Credit Agreement and accordingly constitute an Event of Default under Section 7.1(d) of the Credit Agreement.
However, the Lenders entering into this Amendment hereby waive (i) the Specified Defaults, and (ii) the right to increase the rate of interest applicable to the Loans under Section 2.6(d) of the

Credit Agreement on account of the Specified Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances. Without limiting the generality of the foregoing, the Lenders entering into this Amendment are not waiving their right to increase the rate of interest applicable to the Loans under Section 2.6(d) of the Credit Agreement on account of any future breach of Section 5.12, 5.14 or 6.4 of the Credit Agreement.
          4. Waiver and Amendment Fee. On the date hereof, the Borrower shall pay the Administrative Agent, for the ratable benefit of each Lender that has executed and delivered this Amendment prior to 10:00 a.m. (Central time) on the date hereof (each, a “Consenting Lender”), an amendment fee in an amount equal to 0.10% of the sum of (i) such Consenting Lender’s Revolving Commitment, determined after giving effect to this Amendment, and (ii) such Consenting Lender’s Term Credit Exposure as of the date hereof. Such fee shall be deemed fully earned by the Consenting Lenders on the date hereof by their entering into this Amendment, whether or not the conditions set forth in Section 6 are satisfied.
          5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and to perform all of its obligations under this Amendment and the Credit Agreement as amended hereby. This Amendment has been duly and validly executed and delivered to the Administrative Agent by the Borrower, and this Amendment and the Credit Agreement as amended hereby constitute the Borrower’s legal, valid and binding obligations enforceable in accordance with their terms.
     (b) The execution, delivery and performance by the Borrower of this Amendment, and the performance of all of the Borrower’s obligations under the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate or partnership action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Organizational Documents of the Borrower, or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower or any properties of the Borrower may be bound or affected.
     (c) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.
          6. Conditions; Effective Date. The amendments set forth in Section 2 and the waiver set forth in Section 3 shall be effective only if the Administrative Agent has received (or waived the receipt of), on or before the date hereof (or such later date as the Administrative Agent may agree to in writing), (i) this Amendment, duly executed by the Borrower and the

Required Lenders, and (ii) the fee set forth in Section 4. Notwithstanding the foregoing, upon satisfaction of the conditions set forth in this Section 6, the amendments set forth in paragraphs (b) and (c) of Section 2 shall be deemed to have become effective as of September 30, 2008.
          7. Miscellaneous. The Borrower shall pay all costs and expenses of the Administrative Agent, including attorneys’ fees, incurred in connection with the drafting and preparation of this Amendment and any related documents. Except as amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by the substantive law of the State of Minnesota.
Signature pages follow

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FIRST INTERSTATE BANCSYSTEM, INC.
By:	/s/ TERRILL R. MOORE
	Name:	Terrill R. Moore
	Title:	Executive Vice President and Chief Financial Officer

Signature page to First Amendment to First Interstate BancSystem, Inc. Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender
By:	/s/ DAVID SCHMALTZ
	Name:	David Schmaltz
	Title:	Vice President

Signature page to First Amendment to First Interstate BancSystem, Inc. Credit Agreement

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ MORGAN C. FARMER
	Name:	Morgan C. Farmer
	Title:	Assistant Vice President

Signature page to First Amendment to First Interstate BancSystem, Inc. Credit Agreement

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION

By:	/s/ WADE RHEA
	Name:	Wade Rhea
	Title:	Vice President

Signature page to First Amendment to First Interstate BancSystem, Inc. Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ AMIN ALAKKAD
	Name:	Amin Alakkad
	Title:	Vice President

Signature page to First Amendment to First Interstate BancSystem, Inc. Credit Agreement

Exhibit A
COMMITMENTS AND ADDRESSES

Name	Commitment Amounts	Notice Address
First Interstate BancSystem, Inc.	N/A	First Interstate BancSystem, Inc.
401 N. 31st Street
Suite 1800
Billings, MT 59101
Attention: Terrill R. Moore
Facsimile: 406-255-5350
E-mail: tmoore@fib.com

Wells Fargo Bank, National	N/A	Wells Fargo Bank, National
Association, as		Association
Administrative Agent		MAC C7301-02E
2nd Floor
1740 Broadway
Denver, CO 80274-0001
Attention: Cynthia M Spagnola
Facsimile: 303-863-4909
E-mail: spagnoc@wellsfargo.com

Wells Fargo Bank, National	Revolving Commitment:	Wells Fargo Bank, National
Association, as a Lender	$5,526,315.78	Association
	Term Commitment:	MAC C7301-02E
	$18,421,052.63	2nd Floor
1740 Broadway
Denver, CO 80274-0001
Attention: Cynthia M Spagnola
Facsimile: 303-863-4909
E-mail: spagnoc@wellsfargo.com

U.S. Bank National Association	Revolving Commitment:	U.S. Bank National Association
	$3,157,894.74	EP-MN-S9CB
	Term Commitment:	101 E. 5th Street
	$10,526,315.79	St. Paul, MN 55101
Attention: Steve Moore
Facsimile: 651-466-8270
E-mail: steve.moore@usbank.com

Name	Commitment Amounts	Notice Address
First Tennessee Bank, National	Revolving Commitment:	First Tennessee Bank, National
Association	$3,157,894.74	Association
	Term Commitment:	845 Crossover Lane, Suite 150
	$10,526,315.79	Memphis, TN 38117
Attention: Wade Rhea
Facsimile: 901-435-7983
E-mail: wade.rhea@ftnfinancial.com

JPMorgan Chase Bank, National	Revolving Commitment:	JPMorgan Chase Bank, National
Association	$3,157,894.74	Association
	Term Commitment:	10 S. Dearborn, Mailcode IL1-1235
	$10,526,315.79	Chicago IL 60603-2003
Attention: Amin AlAkkad
Facsimile: 312-732-7002
E-mail: amin.alakkad@chase.com

Exhibit B
Pricing Grid

	Summary Criteria	LIBO Rate	Floating Rate	Commitment
Level	(Funded Debt Ratio)	Margin	Margin	Fee
I	< 1.00	1.625%	0.125%	0.25%
II	≥ 1.00 but < 2.00	1.750%	0.250%	0.30%
III	≥ 2.00	1.875%	0.375%	0.35%
          “Level I Status” exists if, as of the date of determination, the Funded Debt Ratio of the Borrower and its Subsidiaries is less than
1.00 to 1.
          “Level II Status” exists if, as of the date of determination, the Funded Debt Ratio of the Borrower and its Subsidiaries is 1.00 to 1 or greater, but less than 2.00 to 1.
          “Level III Status” exists if, as of the date of determination, the Funded Debt Ratio of the Borrower and its Subsidiaries is 2.00 to 1 or greater.